Note 14 - Subsequent Events	9 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Subsequent Events [Text Block]

14. SUBSEQUENT EVENTS

The Company evaluated all events or transactions through August 11, 2022, the date which these unaudited interim consolidated financial statements were issued. There were no material subsequent events, other than provided below:

2022 Private Placement

On July 7, 2022, the Company announced that it had entered into a Securities Purchase Agreement (the “SPA”) with certain institutional and accredited individual investors (collectively, the “Investors”) providing for the issuance and sale by the Company to the Investors of (i) Senior Secured Convertible Promissory Notes (each a “2022 Note” and collectively, the “2022 Notes”) in the aggregate principal amount of $4.23 million, which includes an aggregate $0.71 million original issue discount in respect of the 2022 Notes; (ii) Warrants (the “2022 Warrants”), to purchase an aggregate of 85,110,664 shares (the “Warrant Shares”) of Common Stock; and (iii) 12,766,600 shares of Common Stock (the “Inducement Shares”) equal to 15% of the principal amount of the 2022 Notes divided by the closing price of the Common Stock immediately prior to the Closing Date (as defined below).  The 2022 Notes, 2022 Warrants and Inducement Shares were issued as part of a convertible note offering authorized by the Company’s Board (the “Convertible Notes Offering”). The aggregate gross proceeds for the sale of the 2022 Notes, 2022 Warrants and Inducement Shares was approximately $3.5 million, before deducting the placement agent’s fees and other estimated fees and offering expenses payable by the Company. Included in the gross proceeds of approximately $3.5 million is approximately $0.6 million received as advances from investors (see Note 11). The closing of the sales of these securities under the SPA occurred on July 6, 2022 (the “Closing Date”).

The Company retained a placement agent in connection with the private placement of $2.4 million of the 2022 Notes to the institutional investors.

In addition, as a part of the Convertible Notes Offering, certain holders (the “Series Holders”) of the Company’s 10% Series 1 Convertible Notes and 10% Series 2 Convertible Notes (the “Series Notes”) have agreed to exchange their Series Notes for promissory notes of the Company on substantially similar terms to those of the 2022 Notes (the “Exchanged Notes”). In connection with the issuance of the Exchanged Notes, the Series Holders entered into a subordination agreement on the Closing Date to subordinate their rights in respect of the Exchange Notes to the rights of the Investors in respect of the 2022 Notes.

Further, in connection with the 2022 Private Placement Financing, the Company is required to complete an Uplist Transaction by February 15, 2023 under the terms of the 2022 Notes. If the Company is unable to complete an Uplist Transaction, then the 2022 Notes will become immediately due and payable and the Company will be obligated to pay to each 2022 Note holder an amount equal to 125%, multiplied by the sum of the outstanding principal amount of the 2022 Notes plus any accrued and unpaid interest on the unpaid principal amount of the 2022 Notes to the date of payment, plus any default interest and any other amounts owed to the holder, payable in cash or shares of Common Stock.